Exhibit 99.1
SiTime Reports Third Quarter 2024 Financial Results
SANTA CLARA, Calif., November 6, 2024 – SiTime Corporation, (Nasdaq: SITM), the Precision Timing company, today announced financial results for the third quarter ended September 30, 2024.
Net revenue in the third quarter of 2024 was $57.7 million, a 32% increase from $43.9 million in the prior quarter and an increase of 62% from the year ago period.
“We saw strong revenue and profit growth in Q3,” said Rajesh Vashist, CEO and chairman of SiTime. “All of our market segments grew by double-digit percentages sequentially. Our strategy of focusing on high-value applications with differentiated product offerings is delivering results and continues to fuel our growth.”
In the third quarter of 2024, GAAP gross profit was $29.5 million, or 51.1% of revenue, GAAP operating expenses were $54.3 million, GAAP loss from operations was $24.9 million, and GAAP net loss was $19.3 million, or $0.83 per diluted share.
In the third quarter of 2024, non-GAAP gross profit was $33.5 million, or 58.1% of revenue, non-GAAP operating expenses were $29.5 million, non-GAAP income from operations was $4.0 million and non-GAAP net income was $9.6 million, or $0.40 per diluted share.
Total cash, cash equivalents and short-term investments were $434.8 million on September 30, 2024. The third quarter of 2024 also included the payment of $12.9 million related to the Aura transaction.
Use of Non-GAAP Financial Information
This press release and its attachments include certain non-GAAP supplemental performance measures. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.
SiTime believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to SiTime’s financial condition and results of operations. SiTime believes that these non-GAAP financial measures provide additional insight into SiTime’s ongoing performance and core operational activities and has chosen to provide these measures for more consistent and meaningful comparison between periods. These measures should only be used to evaluate SiTime’s results of operations in conjunction with the corresponding GAAP measures. The non-GAAP financial measures exclude stock based compensation expense, amortization of acquired intangibles, and acquisition-related expenses which include transaction and certain other cash costs associated with business acquisition as well as changes in the estimated fair value of contingent consideration and earn out liabilities. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.
Inducement Plan Grants
SiTime granted restricted stock unit awards (“RSUs”) on November 4, 2024 that were approved by the Compensation Committee of its Board of Directors under SiTime’s 2022 Inducement Award Plan, as a material inducement to employment of 19 newly hired non-executive individuals globally. The RSUs were approved in accordance with Nasdaq Listing Rule 5635(c)(4). The inducement grants consisted of an aggregate of 39,673 RSUs. One-fourth of the RSUs will vest on the first February 20, May 20, August 20, or November 20 falling in the one-year anniversary quarter of the applicable vesting start date, and then 1/16th of the RSUs vest in equal quarterly installments on each February 20, May 20, August 20, and November 20, thereafter, subject to each such employee’s continued service on each vesting date. The inducement grants are subject to the terms and conditions of award agreements covering the grants and SiTime’s 2022 Inducement Award Plan.
Conference Call
SiTime will broadcast the financial results for its third quarter of 2024 via conference call today, November 6, 2024, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the conference call via phone, participants are required to complete the following registration form to receive a dial-in number and dedicated PIN for accessing the conference call. The conference call will also be available via a live audio webcast on the investor relations section of the SiTime website at investor.sitime.com. Please access the website at least a few minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay of the call will be available on the website.

About SiTime
SiTime Corporation is the Precision Timing company. Our semiconductor MEMS programmable solutions offer a rich feature set that enables customers to differentiate their products with higher performance, smaller size, lower power, and better reliability. With more than 3 billion devices shipped, SiTime is changing the timing industry. For more information, visit www.sitime.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Security Exchange Act of 1934, as amended. These forward-looking statements involve risks, uncertainties, assumptions, and other factors that may cause actual results or outcomes to differ materially from those anticipated in such forward-looking statements. The risks, uncertainties, assumptions, and other factors include, but not limited to the impact of acquisitions. More information about these and other risks, uncertainties, and other factors that may cause actual outcomes and results to differ materially from those included in the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in our most recent Form 10-Q filed with the Securities and Exchange Commission and other filings SiTime makes with the Securities and Exchange Commission from time to time, including the Form 10-K that has been filed for the fiscal year ended December 31, 2023. The financial information set forth in this release reflects estimates based on information available at this time. While SiTime believes these estimates to be reasonable, these amounts could differ materially from reported amounts in SiTime’s Form 10-Q for the fiscal period ending September 30, 2024 and SiTime’s other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date the statements are made and are based on information available to SiTime at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Except as required by law, SiTime undertakes no obligation, and does not intend, to update these forward-looking statements.

SiTime Corporation
Unaudited GAAP Condensed Consolidated Statements of Operations

	Three Months Ended
	September 30, 2024	June 30, 2024

	(in thousands, except per share data)
Revenue	$57,698	$43,866
Cost of revenue	28,231	22,343
Gross profit	29,467	21,523
Operating expenses:
Research and development	26,489	25,490
Selling, general and administrative	25,359	25,190
Acquisition related costs	2,482	3,163
Total operating expenses	54,330	53,843
Loss from operations	(24,863)	(32,320)
Interest income	5,499	5,736
Other income (expense), net	168	(203)
Loss before income taxes	(19,196)	(26,787)
Income tax benefit (expense)	(119)	18
Net loss	$(19,315)	$(26,769)
Net loss attributable to common stockholders and comprehensive loss	$(19,315)	$(26,769)
Net loss per share attributable to common stockholders, basic	$(0.83)	$(1.16)
Net loss per share attributable to common stockholders, diluted	$(0.83)	$(1.16)
Weighted-average shares used to compute basic net loss per share	23,237	22,997
Weighted-average shares used to compute diluted net loss per share	23,237	22,997

SiTime Corporation
Unaudited Reconciliation of Non-GAAP Adjustments

	Three Months Ended
	September 30, 2024	June 30, 2024
	(in thousands, except per share data)
Reconciliation of GAAP gross profit and margin to non-GAAP
Revenue	$57,698	$43,866
GAAP gross profit	29,467	21,523
GAAP gross margin	51.1%	49.1%
Amortization of acquired intangibles	3,573	3,463
Stock-based compensation	495	327
Non-GAAP gross profit	$33,535	$25,313
Non-GAAP gross margin	58.1%	57.7%

Reconciliation of GAAP operating expenses to non-GAAP
GAAP research and development expenses	$26,489	$25,490
Stock-based compensation	(9,392)	(9,414)
Non-GAAP research and development expenses	$17,097	$16,076

GAAP sales, general and administrative expenses	$25,359	$25,190
Stock-based compensation	(12,925)	(13,176)
Non-GAAP sales, general and administrative expenses	$12,434	$12,014

GAAP acquisition related costs	$2,482	$3,163
Acquisition related costs	(2,482)	(3,163)
Non-GAAP acquisition related costs	$—	$—
Total Non-GAAP operating expenses	$29,531	$28,090

Reconciliation of GAAP loss from operations to non-GAAP loss from operations
GAAP loss from operations	$(24,863)	$(32,320)
Acquisition related costs	2,482	3,163
Amortization of acquired intangibles	3,573	3,463
Stock-based compensation	22,812	22,917
Non-GAAP income (loss) from operations	$4,004	$(2,777)
Non-GAAP income (loss) from operations as a percentage of revenue	6.9%	(6.3%)

Reconciliation of GAAP net loss to non-GAAP net income (loss)
GAAP net loss	$(19,315)	$(26,769)
Acquisition related costs	2,482	3,163
Amortization of acquired intangibles	3,573	3,463
Stock-based compensation	22,812	22,917
Non-GAAP net income	$9,552	$2,774
Weighted-average shares used to compute diluted net income (loss) per share	24,059	22,997

GAAP net loss per share diluted	$(0.83)	$(1.16)
Non-GAAP adjustments detailed above	1.23	1.28
Non-GAAP net income per share diluted	$0.40	$0.12

SiTime Corporation
Unaudited GAAP Condensed Consolidated Balance Sheets

	As of
	September 30, 2024	December 31, 2023

	(in thousands)
Assets:
Current assets:
Cash and cash equivalents	$8,489	$9,468
Short-term investments in held-to-maturity securities	426,307	518,733
Accounts receivable, net	30,175	21,861
Inventories	71,880	65,539
Prepaid expenses and other current assets	8,894	7,641
Total current assets	545,745	623,242
Property and equipment, net	69,689	54,685
Intangible assets, net	167,395	177,079
Right-of-use assets, net	6,927	8,262
Goodwill	87,098	87,098
Other assets	1,049	1,317
Total assets	$877,903	$951,683
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$17,944	$8,690
Accrued expenses and other current liabilities	76,976	112,704
Total current liabilities	94,920	121,394
Other non-current liabilities	86,748	122,237
Total liabilities	181,668	243,631
Commitments and contingencies
Stockholders’ equity:
Common stock	2	2
Additional paid-in capital	859,421	796,450
Accumulated deficit	(163,188)	(88,400)
Total stockholders’ equity	696,235	708,052
Total liabilities and stockholders’ equity	$877,903	$951,683
Investor Relations Contacts:
Shelton Group
Leanne Sievers | Brett Perry
sitm-ir@sheltongroup.com
SiTime Corporation
Beth Howe
Chief Financial Officer
investor.relations@sitime.com